                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported):  MAY 20, 2002
                                             ------------



                           CASELLA WASTE SYSTEMS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its chapter)



           Delaware                      000-23211              03-0338873
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)




 25 GREENS HILL LANE, RUTLAND, VERMONT                             05701
----------------------------------------                          --------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (802) 775-0325
                                                     --------------



            --------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
                  ---------------------------------------------

         The Audit Committee of the Board of Directors (the "Audit Committee") of Casella Waste Systems, Inc. (the "Company") annually considers and recommends to the Board of Directors the selection of the Company's independent public accountants. As recommended by the Audit Committee, the Board of Directors on May 20, 2002, decided to no longer engage its independent accountants, Arthur Andersen LLP ("Andersen"), and engaged KPMG LLP to serve as the Company's independent accountants and to audit the Company's financial statements for the fiscal year ended April 30, 2002. The appointment of KPMG LLP is subject to ratification by the Company's stockholders at the 2002 annual meeting of stockholders.

         Andersen's reports on the Company's consolidated financial statements for the fiscal years ended April 30, 2001 and April 30, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the two most recent fiscal years ended April 30, 2002 and April 30, 2001, and the subsequent interim period through the date of this Form 8-K, there were (i) no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their reports on the Company's consolidated financial statements for such years, and (ii) no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

         The Company provided Andersen with a copy of the foregoing disclosures. Attached to this report as Exhibit 16.1, and incorporated herein by reference, is a copy of Andersen's letter to the Securities and Exchange Commission, dated May 20, 2002, stating Andersen's agreement with such statements.

         During the two most recent fiscal years ended April 30, 2002 and April 30, 2001, and the subsequent interim period through the date of this Form 8-K, the Company did not consult with KPMG LLP with respect to any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.
                  ---------------------------------

                  (c)      Exhibits

                  EXHIBIT NUMBER          DESCRIPTION
                  --------------          -----------
                  16.1                    Letter from Arthur Andersen LLP to the
                                          Securities and Exchange Commission,
                                          dated May 20, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           CASELLA WASTE SYSTEMS, INC.



                                           By: /s/ John W. Casella
                                           -----------------------------------
                                           Name:   John W. Casella
                                           Title:  Chief Executive Officer

Date:    May 20, 2002

                                  EXHIBIT INDEX

EXHIBIT NUMBER      DESCRIPTION
--------------      -----------
16.1                Letter from Arthur Andersen LLP to the Securities and
                    Exchange Commission, dated May 20, 2002.